UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event report)  March 22, 2006

Severn Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Maryland           0-49731            52-1726127
(State or other jurisdiction    (Commission                  (IRS Employer
          of incorporation)             File Number)           Identification Number)

1919A West Street, Annapolis, Maryland      21401
(Address of principal executive offices)   (Zip Code)

410-268-4554
(Registrant’s telephone number, including area code)

(Former name or former address, if change since last report)

Check the appropriate box below if the Form8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

ITEM 7.01.  REGULATION FD DISCLOSURE.

The following information is furnished under Item 7.01, "Regulation FD Disclosure". This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On March 22, 2006, Severn Bancorp, Inc. issued a press release announcing the declaration of a quarterly cash dividend. The press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

 (c) Exhibits:

99.1 Press Release of Severn Bancorp, Inc., dated March 22, 2006 announcing declaration of quarterly cash dividend.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Severn Bancorp, Inc.

Dated: March 22, 2006    By:  /Alan J. Hyatt/
Alan J. Hyatt, President